SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is October 28, 2019.

MFS® Low Volatility Equity Fund
MFS® Low Volatility Global Equity Fund

Effective immediately, the like paragraph describing MFS' approach to buying and selling investments in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
MFS uses an active bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on blending fundamental and quantitative research.  MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions, to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.  MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis.  MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, to determine a quantitative rating for an issuer.  MFS combines the fundamental rating with the quantitative rating to create a blended rating for an issuer.  When an MFS fundamental rating is not available, MFS treats the issuer as having a neutral fundamental rating.  (MFS quantitative research generates ratings on a greater number of issuers than MFS fundamental research.) MFS generally eliminates the most volatile equity securities based on historical volatility as potential investments for the fund.  MFS then constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, volatility, and other factors, with a goal of constructing a portfolio less volatile than the Index.  The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the fund's portfolio holdings based on factors such as the desired portfolio characteristics and the portfolio managers' qualitative assessment of the optimization results.  Volatility is measured by the standard deviation of monthly returns. Volatility generally measures how much the fund's returns have varied over a specified time period. A higher volatility means that the fund's returns have varied more over time while a lower volatility means the fund's returns have varied less over time. Third party quantitative risk models are used in the portfolio construction process.

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